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                                                As filed pursuant to Rule 497(e)
                                                under the Securities Act of 1940
                                                Registration No. 33-47473


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                      SUPPLEMENT TO THE POLARIS PROSPECTUS
                                Dated May 1, 2000

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Effective December 29, 2000, the Cash Management Portfolio manager changed from
SunAmerica Asset Management Inc. to Banc of America Capital Management Inc. This change will not result in any modifications to the portfolio's principal investment goal or fundamental investment policies. All references in the Prospectus and the Statement of Additional Information to the Cash Management Portfolio manager shall be changed to Banc of America Capital Management Inc. Furthermore, the Investment Management fees will be unchanged at .53% of average net assets after reimbursement or waiver of expenses for the Trust's fiscal year ended January 31, 2000.




Date:    December 29, 2000



                Please keep this Supplement with your Prospectus.